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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):       September 20, 2002
                                                       -------------------------

                               PC CONNECTION, INC.
  ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-23827                                      02-0513618
  ---------------------------                -----------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


  Rt. 101A, 730 Milford Road, Merrimack, New Hampshire      03054
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (603) 423-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.      Other Events.
             ------------

         On September 20, 2002, PC Connection, Inc., a Delaware corporation ("PCC"), announced that Wayne Wilson, President and Chief Operating Officer, would be retiring from PCC at the end of September and Kenneth Koppel, Chief Executive Officer, would assume title of President and Patricia Gallup will resume title of Chief Executive Officer. A copy of the press release is attached to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)    Exhibits.
         --------


             99.1     Press Release.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2002                REGISTRANT

                                        PC CONNECTION, INC.

                                        By: /s/ Mark A. Gavin
                                            --------------------------------
                                                Mark A. Gavin
                                                Senior Vice President of Finance
                                                and Chief Financial Officer

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                                  EXHBIT INDEX

Exhibit Number                      Description
--------------                      -----------

99.1                                Press Release.